UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2006

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 12, 2006, the Board of Directors (the "Board") of The Williams Companies, Inc. ("Company") increased the size of the Board to twelve and elected Dr. Kathleen B. Cooper to the Company’s Board of Directors as a Class III director, to serve until the next Annual Meeting of Stockholders. The Board also appointed Dr. Cooper to serve on the Compensation Committee and the Finance Committee. Dr. Cooper was identified by the Lead Director, Mr. W.R. Howell.

Dr. Cooper is the former under secretary for economic affairs at the U.S. Department of Commerce and is now the dean of the College of Business Administration at the University of North Texas in Denton. From 1990-2001, she was the chief economist for ExxonMobil Corp., analyzing energy markets, international trade issues and tax policy. Prior to 1990, she spent almost 20 years in the banking industry.

There are no arrangements or understandings between Dr. Cooper and any other person pursuant to which she was selected as a director of the Company.

Dr. Cooper has no prior relationships or other transactions with the Company or its management.

A copy of the press release publicly announcing Dr. Cooper's election is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 14, 2006, the Company’s Board amended the Company’s By-laws (i) to adopt a majority vote standard for the election of directors in uncontested elections and a plurality vote standard for the election of the election of directors in a contested election in Article III Section 1 and (ii) to delete Article III Section 10, the director retirement provision, in its entirety.

Pursuant to the prior By-laws of the Company, directors were elected by a plurality of the votes cast at an annual meeting of stockholders.

Also, pursuant to the prior By-laws of the Company, the normal retirement date for a director was the first annual meeting of stockholders of the Company following the director's 72nd birthday. The director retirement provision was deleted in its entirety and the Company's corporate governance guidelines were amended to include a new director retirement provision.

A copy of the By-laws is filed as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

a) None
b) None
c) None
d) Exhibits

Exhibit 3.2 By-laws effective September 14, 2006.

Exhibit 99.1 Copy of press release dated September 13, 2006, publicly reporting the election of Dr. Kathleen B. Cooper to the Company’s Board as discussed herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

September 15, 2006	By:	Brian K. Shore

Name: Brian K. Shore
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.2	By-laws effective September 14, 2006.
99.1	Copy of press release dated September 13, 2006, publicly reporting the election of Dr. Kathleen Cooper to the Company's Board.